File number: 033-84546
                                                   Filed Pursuant to Rule 497(e)
                                                   of the Securities Act of 1933

                       Supplement dated January 4, 2008
                                     to the
             Pioneer Ibbotson Asset Allocation Series VCT Portfolios

               Pioneer Ibbotson Moderate Allocation VCT Portfolio
                Pioneer Ibbotson Growth Allocation VCT Portfolio
              Pioneer Ibbotson Aggressive Allocation VCT Portfolio

                          Class II Shares Prospectuses


As of the date of this supplement, the portfolios invest in a combination of underlying funds managed by Pioneer Investment Management, Inc. ("Pioneer") and underlying funds managed by advisers not associated with Pioneer.

The following replaces the table under "Overview" regarding the portfolios' asset class target allocations:

                                                    Investment Strategies/Asset Class Targets
----------------------------------------------------------------------------------------------------
                                                   Equity         Fixed Income     Alternatives/
                           Investment               Fund              Fund          Commodities
    Portfolio              Objective             Allocation        Allocation        Allocation
----------------------------------------------------------------------------------------------------
Moderate                  Long-term               50 - 70%          30 - 50%           0 - 4%
Allocation                capital growth and
Portfolio                 current income

Growth                    Long-term               70 - 100%         0 - 30%            0 - 4%
Allocation                capital growth and
Portfolio                 current income

Aggressive                                        85 -100%          0 - 15%            0 - 4%
Allocation                Long-term
Portfolio                 capital growth

As of the date of this supplement, the portfolios may invest in the following additional underlying funds.

                                                                                    Percentage
                                                                                      of Fund
Fund Name                                                                            Holdings
----------------------------------------------------------------------------------------------
AIM International Growth Fund                                                          0-30%
AIM Global Aggressive Growth Fund                                                      0-30%
AIM Global Real Estate Fund                                                            0-30%
AIM Trimark Small Companies Fund                                                       0-30%
BlackRock Fundamental Growth Fund, Inc.                                                0-30%
BlackRock International Index Fund                                                     0-30%
BlackRock Value Opportunities Fund, Inc.                                               0-30%
Oppenheimer Main Street Small Cap Fund                                                 0-30%
Oppenheimer Commodity Strategy Total Return Fund                                       0-4%

The following supplements information for each portfolio under "Principal risks of investing in the portfolio."

Commodity-related derivatives and other investments. Certain underlying funds may invest directly or indirectly in commodities. Commodities include metals, such as gold and silver; agricultural products like wheat, cotton, sugar and coffee; livestock, including cattle and pork bellies; and minerals, such as crude oil. An underlying fund may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, and futures contracts and options on futures contracts. The values of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments.

The following replaces information under each portfolio's "Fees and expenses."

Moderate Allocation Portfolio

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                Class II
--------------------------------------------------------------------------------
Management Fee(1)                                             0.17%
Distribution and Service (12b-1) Fee                          0.25%
Other Expenses                                                0.09%
Acquired Fund Fees and Expenses (2)                           0.75%
Total Annual Operating Expenses                               1.26%
Less: Fee Waiver and Expense Limitation(3)                   -0.12%
Net Expenses(3)                                               1.14%
--------------------------------------------------------------------------------

1 The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels.

2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies, which are estimated based on expected allocations. Total annual operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

3 The expenses in the table above, other than "Acquired Fund Fees and Expenses," reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses, other than "Acquired Fund Fees and Expenses," to 0.39% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. See the statement of additional information for details regarding the expense limitation agreement.

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's expense limitation is in effect through May 1, 2008. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                   Number of years you own your shares
                   -----------------------------------
                      1        3      5        10
------------------------------------------------------
Class II             $116    $388   $680    $1,512
------------------------------------------------------

Growth Allocation Portfolio

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets   Class II
------------------------------------------------------
Management Fee(1)                                0.17%
Distribution and Service (12b-1) Fee             0.25%
Other Expenses                                   0.09%
Acquired Fund Fees and Expenses (2)              0.80%
Total Annual Operating Expenses                  1.31%
Less: Fee Waiver and Expense Limitation(3)      -0.13%
Net Expenses(3)                                  1.18%
------------------------------------------------------

1 The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels.

2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies, which are estimated based on expected allocations. Total annual operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

3 The expenses in the table above, other than "Acquired Fund Fees and Expenses," reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses, other than "Acquired Fund Fees and Expenses," to 0.38% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. See the statement of additional information for details regarding the expense limitation agreement.

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's expense limitation is in effect through May 1, 2008. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                   Number of years you own your shares
                   -----------------------------------
                       1       3      5        10
------------------------------------------------------
Class II             $120    $402   $706    $1,568
------------------------------------------------------

Aggressive Allocation Portfolio

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets   Class II
------------------------------------------------------
Management Fee(1)                                0.17%
Distribution and Service (12b-1) Fee             0.25%
Other Expenses                                   0.64%
Acquired Fund Fees and Expenses (2)              0.85%
Total Annual Operating Expenses                  1.91%
Less: Fee Waiver and Expense Limitation(3)      -0.51%
Net Expenses(3)                                  1.40%
------------------------------------------------------

1 The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels.

2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies, which are estimated based on expected allocations. Total annual operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

3 The expenses in the table above, other than "Acquired Fund Fees and Expenses," reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses, other than "Acquired Fund Fees and Expenses," to 0.55% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. See the statement of additional information for details regarding the expense limitation agreement.

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's expense limitation is in effect through May 1, 2008. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                     Number of years you own your shares
                     -----------------------------------
                       1       3      5        10
--------------------------------------------------------
Class II             $143    $551   $984    $2,191
--------------------------------------------------------

The following underlying funds are added to Appendix A "Information about the underlying funds."

AIM International Growth Fund

Investment Objective
Long-term growth of capital.

Principle Investment Strategies
The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in the securities of companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

Investment Adviser
AIM Advisors, Inc.

AIM Global Aggressive Growth Fund

Investment Objective
Above-average long-term growth of capital.

Principle Investment Strategies
The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in marketable equity securities of domestic and foreign issuers. The fund will normally invest in the securities of small- and medium-sized growth companies located in at least three countries outside the United States, and will usually maintain at least 20% of its total assets in U.S. dollar denominated securities. The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest without limit in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or
(3) a more attractive opportunity is identified.

Investment Adviser
AIM Advisors, Inc.

AIM Global Real Estate Fund

Investment Objective
High total return through growth of capital and current income.

Principle Investment Strategies
The fund will invest, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts (REITs). A REIT is a real estate company that pools funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

The principal type of securities purchased by the fund is common stock which is a type of equity security. The fund may purchase debt securities including U.S. Treasury and agency bonds and notes.

The fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The fund will normally invest in securities of companies located in at least three different countries, including the United States.

The fund may invest in non-investment grade debt securities (commonly known as "junk bonds").

The fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the fund may sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sale against the box). The fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the fund's total assets.

When constructing the portfolio, the portfolio managers use a fundamentals driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives.

Investment Adviser
AIM Advisors, Inc. (adviser); INVESCO Institutional (N.A.), Inc. (subadviser)

AIM Trimark Small Companies Fund

Investment Objective
Long-term growth of capital.

Principle Investment Strategies
The fund seeks to meet its objective by investing, normally, at least 80% of its assets in marketable equity securities, including convertible securities, of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(TM) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000(TM) Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(TM) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies within the Russell 2000(TM) Index are considered representative of small-sized companies.

In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

The fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities, longer-term U.S. Government securities and high-quality money market investments. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents such as U.S. Government agency discount notes, or shares of affiliated money market funds.

Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets.

In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.

Investment Adviser
AIM Advisors, Inc. (adviser);  AIM Funds Management Inc. (subadviser)

BlackRock Fundamental Growth Fund, Inc.

Investment Objective
Long-term growth of capital.

Principle Investment Strategies
The Fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock.

The Fund will generally invest at least 65% of its total assets in the following equity securities:

o Common stock
o Convertible preferred stock
o Securities convertible into common stock
o Rights to subscribe to common stock

Of these securities the Fund will generally invest in common stock.

In selecting securities, Fund management emphasizes common stock of companies that have above-average rates of earnings growth. Fund management believes that the common stock of companies with above-average rates of earnings growth frequently have the potential for above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stock of these companies also tends to have higher prices relative to stock of companies that do not have above-average rates of earnings growth.

Some, but not all, of the factors that may cause a company to have an above average rate of earnings growth include:

o Above-average growth rate in sales
o Improvement in its profit margin
o Providing proprietary or niche products or services
o Strong industry growth
o A lead in market share

The Fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more).

Investment Adviser
BlackRock Advisors, LLC (adviser); BlackRock Investment Management, LLC (sub-adviser)

BlackRock International Index Fund

Investment Objective
The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends (the "EAFE Index") as closely as possible before the deduction of Fund expenses.

Principle Investment Strategies
The International Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the EAFE Index. The Fund will be substantially invested in securities in the EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or correlated with the EAFE Index. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index.

Investment Adviser
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

BlackRock Value Opportunities Fund, Inc.

Investment Objective
The Fund's investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

Principle Investment Strategies
The Fund tries to choose investments for capital appreciation -- that is, investments that will increase in value. The Fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies.

The equity securities in which the Fund may invest include:

o  Common stock
o  Preferred stock
o  Securities convertible into common stock
o  Index securities that are based on a group of common stocks
o Derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks

The Fund management chooses investments using a fundamental, value-oriented investing style. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. The Fund management may consider a company's stock to be undervalued when the stock's current price is less than what the Fund believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover. Additionally, management of the Fund may acquire the securities of companies that are in a particular industry or related industries or market segments together as a "basket" or group in a single transaction. The Fund may subsequently sell such "basket" as a unit or it may sell only selected securities and continue to hold other securities acquired in the "basket."

The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.

Fund management seeks to invest in small companies that:

o are trading at the low end of their historical price-book value or enterprise value-sales ratios
o  have strong management
o have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche
o  have the potential to increase earnings over an extended period of time

Fund management seeks to invest in emerging growth companies that:

o occupy dominant positions in new, developing industries or have a significant market share in a large, fragmented industry or are relatively undervalued in the marketplace when compared to their favorable market potential
o  have strong management
o  have rapid growth rates or above-average returns on equity
o  demonstrate successful product development and marketing capabilities

Fund management also considers other factors, such as the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company that has suffered a recent earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company's long term growth.

The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies. It is anticipated that in the immediate future, the Fund will invest not more than 30% of its total assets in the securities of foreign issuers, including issuers in emerging markets.

Investment Adviser
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Oppenheimer Main Street Small Cap Fund

Investment Objective
The Fund seeks capital appreciation.

Principle Investment Strategies
The Fund invests mainly in common stocks of small-capitalization ("small-cap") U.S. companies that the Fund's investment manager believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization.

The Fund defines small cap issuers as those companies whose capitalizations are less than or equal to the largest company in the Russell 2000 ("Russell 2000") and S&P Small Cap 600 ("S&P 600") indices. The capitalization of the largest company in the Russell 2000 and S&P 600 indices is currently $4.84 billion. This is subject to change due to market activity, and changes in the composition of the indices. The Fund measures a company's capitalization at the time the Fund buys a security, and it is not required to sell a security if the issuer's capitalization exceeds the Fund's definition of a small cap issuer.

Investment Adviser
OppenheimerFunds, Inc.

Oppenheimer Commodity Strategy Total Return Fund

Investment Objective
The Fund seeks total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in the value of the Fund's investments and income on those investments.

Principle Investment Strategies
The Fund invests its assets in a combination of:

o Commodity-linked derivatives, primarily commodity-linked notes, the value of which is linked to the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the Goldman Sachs Commodity Index(R)), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets; and
o Investment-grade and non-investment-grade corporate bonds and notes; debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; repurchase agreements; asset-backed securities; and forward, option, futures and swap contracts relating to debt securities, interest rates or currencies.

Commodity-linked derivatives provide investors with exposure to the investment returns of commodities markets without investing directly in physical commodities. As opposed to stocks or bonds, commodities are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. Commodity-linked derivatives include commodity-linked notes, futures, options and swaps the value of which is linked to the value of a commodity, commodity index, or commodity futures or option contract.

Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund's investment needs.

The Fund will invest up to 25% of its total assets in the shares of its wholly-owned and controlled subsidiary ("Subsidiary"). The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiary will invest primarily in commodity and financial futures, option and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Investment Adviser
OppenheimerFunds, Inc. (adviser); Oppenheimer Real Asset Management, Inc. (subadviser)


                                                                   21562-00-1207
                                        (C) 2008 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC